UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2020

Citi Trends, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51315	52-2150697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 Coleman Boulevard, Savannah, Georgia	31408
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (912) 236-1561

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CTRN	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Mr. Stuart C. Clifford, the Senior Vice President and Chief Financial Officer (principal financial officer and principal accounting officer) of Citi Trends, Inc. (the “Company”) retired effective as of March 29, 2020.

On March 27, 2020, the Company appointed Jason B. Moschner, the Company’s current Vice President, Finance, to serve as the Company’s principal financial officer and principal accounting officer, effective as of March 29, 2020, until the Board appoints a Chief Financial Officer.

Mr. Moschner, age 37, has served as the Vice President, Finance of the Company since January 2020. Prior to such appointment he served as Director of Finance of the Company from June 2018 to January 2020 and the Director of Internal Audit and Loss Prevention of the Company from June 2017 to June 2018. Prior to joining the Company, he served in a variety of finance and accounting roles at TMX Finance LLC from 2010 to 2017, including Director of Financial Reporting and Internal Audit. Mr. Moschner is a Certified Public Accountant and received his degree in Master of Accountancy from the University of Missouri.

There is no arrangement or understanding between Mr. Moschner and any other person pursuant to which Mr. Moschner was appointed as an officer of the Company. There are no transactions in which Mr. Moschner has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01.	Other Events.

On March 31, 2020, the Company issued a press release providing a business update related to coronavirus (COVID-19). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 31, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITI TRENDS, INC.

Date: March 31, 2020	By:	/s/ David N. Makuen
	Name:	David N. Makuen
	Title:	Chief Executive Officer